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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BELDEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! BELDEN INC. Vote in Person at the Meeting* May 23, 2024 12:30 PM CDT *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V37615-P06272 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET. For shares held in a Plan, vote by May 20, 2024 11:59 PM ET. BELDEN INC. 1 NORTH BRENTWOOD BOULEVARD 15TH FLOOR ST. LOUIS, MO 63105 You invested in BELDEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Four Seasons Hotel St. Louis The Laclede Room 6th Floor 999 N. Second Street St. Louis, Missouri 63102

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V37616-P06272 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. David J. Aldrich For 1b. Lance C. Balk For 1c. Diane D. Brink For 1d. Judy L. Brown For 1e. Nancy Calderon For 1f. Ashish Chand For 1g. Jonathan C. Klein For 1h. YY Lee For 1i. Gregory J. McCray For 2. Ratification of the appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for 2024. For 3. Advisory vote on executive compensation for 2023. For NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting.